SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )
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Filed by a Party other than the Registrant [   ]
Check the appropriate box:
[   ]     Preliminary Proxy Statement
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[X]      Definitive Proxy Statement
[   ]      Definitive Additional Materials
[   ]      Soliciting Material Pursuant to § 240.14a-12
J. Alexander’s Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 19, 2009
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL NO. 1: ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
SUMMARY COMPENSATION TABLE
NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL
DIRECTOR COMPENSATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AUDIT COMMITTEE REPORT
DEADLINE FOR SUBMISSION OF SHAREHOLDER PROPOSALS TO BE PRESENTED AT THE 2010 ANNUAL MEETING OF SHAREHOLDERS
METHOD OF COUNTING VOTES
MISCELLANEOUS

J. ALEXANDER’S CORPORATION
3401 West End Avenue
Suite 260
P.O. Box 24300
Nashville, Tennessee 37202
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To the Shareholders of J. Alexander’s Corporation:
          The Annual Meeting of Shareholders of J. Alexander’s Corporation (the “Company”) will be held at J. Alexander’s Restaurant, 2609 West End Avenue, Nashville, Tennessee 37203 at 9:00 a.m., Nashville time, on Tuesday, May 19, 2009 for the following purposes:
(1)	To elect six directors to hold office for a term of one year and until their successors have been elected and qualified; and

(2)	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.
          Only shareholders of record at the close of business on March 25, 2009 are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.
          Your attention is directed to the Proxy Statement accompanying this notice for a more complete statement regarding the matters to be acted upon at the meeting.
          We hope very much that you will be able to be with us. If you do not plan to attend the meeting in person, you are requested to complete, sign and date the enclosed proxy card and return it promptly in the enclosed addressed envelope, which requires no postage if mailed in the United States, or follow the instructions on the enclosed proxy card for voting by telephone or the Internet.
By Order of the Board of Directors
R. GREGORY LEWIS
Secretary
April 16, 2009

Page Intentionally Left Blank

J. ALEXANDER’S CORPORATION
3401 West End Avenue
Suite 260
P.O. Box 24300
Nashville, Tennessee 37202
PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS
May 19, 2009
          The enclosed proxy is solicited by and on behalf of the Board of Directors of J. Alexander’s Corporation (the “Company”) for use at the Annual Meeting of Shareholders to be held on Tuesday, May 19, 2009, at 9:00 a.m., Nashville time, at J. Alexander’s Restaurant, 2609 West End Avenue, Nashville, Tennessee 37203 and at any adjournments or postponements thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Shareholders. Copies of the proxy, this Proxy Statement and the attached Notice are being mailed to shareholders on or about April 16, 2009.
          Proxies may be solicited by mail, telephone or telecopy. All costs of this solicitation will be borne by the Company. The Company does not anticipate paying any compensation to any party other than its regular employees for the solicitation of proxies, but may reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to beneficial owners.
          Shares represented by such proxies will be voted in accordance with the choices specified thereon. If no choice is specified, the shares will be voted FOR the election of the director nominees named herein. The Board of Directors does not know of any other matters which will be presented for action at the meeting, but the persons named in the proxy intend to vote or act with respect to any other proposal which may be properly presented for action according to their best judgment in light of the conditions then prevailing.
          A proxy may be revoked by a shareholder at any time before its exercise by attending the meeting and voting in person, by filing with the Secretary of the Company a written revocation, by duly executing a proxy bearing a later date or by casting a new vote by telephone or the Internet.
          Each share of the Company’s Common Stock, $.05 par value (the “Common Stock”), issued and outstanding on March 25, 2009 (the “Record Date”), will be entitled to one vote on all matters to come before the meeting. As of the Record Date, there were outstanding 6,754,860 shares of Common Stock.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 19, 2009
          The following proxy materials are available for review online at: investor.jalexanders.com:
•	This Proxy Statement;

•	The Company’s 2008 Annual Report to Shareholders (which is not deemed to be part of the official proxy soliciting materials); and

•	Any amendments to the foregoing materials that are required to be furnished to shareholders.
          In accordance with Securities and Exchange Commission rules, the foregoing website does not use “cookies,” track user moves or gather any personal information.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
          The following table sets forth, as of March 25, 2009, certain information with respect to those persons known to the Company to be the beneficial owners (as defined by certain rules of the Securities and Exchange Commission (the “Commission”)) of more than five percent of the Common Stock, its only voting security, and with respect to the beneficial ownership of the Common Stock by all directors, each of the executive officers named in the Summary Compensation Table, and all executive officers and directors of the Company as a group (9 persons). Except as otherwise specified, the shares indicated are presently outstanding.

			Percentage of
	Amount of		Outstanding
	Common Stock		Common
Name and Address of Beneficial Owner	Beneficially Owned		Stock (1)
E. Townes Duncan**	1,287,414	(2)	19.0%
4015 Hillsboro Pike, Suite 214 Nashville, TN 37215

Solidus Company, L.P.	1,258,246	(3)	18.6%
4015 Hillsboro Pike, Suite 214 Nashville, TN 37215

Andreeff Equity Advisors, L.L.C	567,769	(4)	8.4%
140 East St. Lucia Lane Santa Rosa Beach, FL 32459
Lonnie J. Stout II****	555,362	(5)	7.8%
3401 West End Avenue, Suite 260 Nashville, TN 37203

Advisory Research, Inc.	532,815	(6)	7.9%
180 North Stetson St., Suite 5500 Chicago, IL 60601

Dimensional Fund Advisors LP	527,515	(7)	7.8%
Palisades West, Building One 6300 Bee Cave Road Austin, TX 78746
Mill Road Capital, L.P.	500,000	(8)	7.4%
Two Sound View Drive, Suite 300 Greenwich, CT 06830
R. Gregory Lewis***	124,339	(9)	1.8%

J. Bradbury Reed**	123,598	(10)	1.8%

J. Michael Moore***	67,261	(11)	*

Garland G. Fritts**	33,800	(12)	*

Brenda B. Rector**	14,000	(13)	*

Joseph N. Steakley**	14,000	(14)	*

All directors and executive officers as a group	2,258,488	(15)	30.8%

*	Less than one percent.
**	Director.
***	Named Officer.
****	Director and Named Officer.

(1)
Pursuant to the rules of the Commission, shares of Common Stock subject to options held by directors and executive officers of the Company which are exercisable within 60 days of March 25, 2009, are deemed outstanding for the purpose of computing such director’s or executive officer’s percentage ownership and the percentage ownership of all directors and executive officers as a group, but are not deemed outstanding for the purpose of computing the percentage ownership of the other persons shown in the table. Unless otherwise indicated, each individual has sole voting and dispositive power with respect to all shares shown.

(2)
Includes 9,000 shares issuable upon exercise of certain options held by Mr. Duncan, 13,208 shares directly held by Mr. Duncan, 240 shares owned by Mr. Duncan’s wife, 4,560 shares that are held in trusts of which Mr. Duncan’s wife is trustee, 2,160 shares owned by Mr. Duncan’s mother, and 1,258,246 shares that are beneficially owned as of the Record Date by Solidus Company, L.P. (“Solidus”), a Tennessee limited partnership. Mr. Duncan is the Chief Executive Officer of Solidus General Partner, LLC which is the general partner of Solidus. The shares beneficially owned by Solidus are pledged to Pinnacle Bank, N.A. as collateral for a loan.

(3)
Solidus shares voting and dispositive power with respect to its shares with Mr. Duncan, the Chief Executive Officer of Solidus General Partner, LLC which is the General Partner of Solidus. Mr. Duncan’s beneficial ownership in such shares is shown above. The shares beneficially owned by Solidus are pledged to Pinnacle Bank, N.A. as collateral for a loan.

(4)
Andreeff Equity Advisors, L.L.C. shares beneficial ownership and voting and dispositive power with Dane Andreeff. Information is based solely on the Schedule 13G/A filed with the Commission by Andreeff Equity Advisors, L.L.C. and Mr. Andreeff on February 13, 2009.

(5)
Includes 342,500 shares issuable upon exercise of certain options held by Mr. Stout and 10,648 Employee Stock Ownership Plan (“ESOP”) shares allocated to Mr. Stout and held by the J. Alexander’s Corporation Employee Stock Ownership Trust (the “Trust”), as to which Mr. Stout has sole voting power and shared dispositive power.

(6)	Advisory Research, Inc. (“Advisory Research”) is a registered investment advisor. Information is based solely on the Schedule 13G filed with the Commission by Advisory Research on February 13, 2009.

(7)	Dimensional Fund Advisors LP (“DFA”) is a registered investment advisor. Information is based solely on the Schedule 13G/A filed with the Commission by DFA on February 9, 2009.

(8)
Mill Road Capital, L.P. (“Mill Road”) is a Delaware limited partnership whose general partner, Mill Road Capital GP LLC, a Delaware limited liability company, is managed by Thomas E. Lynch, Charles M. B. Goldman and Scott P. Scharfman. Mill Road shares beneficial ownership and voting and dispositive power with Messrs. Lynch, Goldman and Scharfman. Information is based solely on the Schedule 13D filed with the Commission by Mill Road on March 11, 2009.

(9)
Includes 62,500 shares issuable upon exercise of certain options held by Mr. Lewis and 8,502 ESOP shares allocated to Mr. Lewis and held by the Trust, as to which Mr. Lewis has sole voting power and shared dispositive power.

(10)	Includes 17,000 shares issuable upon exercise of options held by Mr. Reed, 27,178 shares representing Mr. Reed’s proportional interest in Solidus as of the Record Date and 600 shares held by a family trust of which Mr. Reed is trustee.

(11)	Includes 51,000 shares issuable upon the exercise of certain options held by Mr. Moore and 5,787 ESOP shares allocated to Mr. Moore and held by the Trust, as to which Mr. Moore has sole voting power and shared dispositive power.

(12)	Includes 8,000 shares issuable upon exercise of certain options held by Mr. Fritts.

(13)	Includes 13,000 shares issuable upon exercise of certain options held by Ms. Rector.

(14)	Includes 13,000 shares issuable upon exercise of certain options held by Mr. Steakley.

(15)
Includes 567,000 shares issuable upon exercise of certain options held by the directors and executive officers and 28,813 ESOP shares allocated to the executive officers and held by the Trust, as to which such officers have sole voting power and shared dispositive power.

PROPOSAL NO. 1:
ELECTION OF DIRECTORS
          Six directors are to be elected at the annual meeting for a term of one year and until their successors shall be elected and qualified. Election of directors requires a plurality of the votes cast in such election. It is intended that shares represented by the enclosed proxy will be voted FOR the election of the nominees named in the table set forth below unless a contrary choice is indicated. Each of the nominees, including each independent director, is presently a director of the Company and was nominated by the Board. Management believes that all of the nominees will be available and able to serve as directors, but if for any reason any should not be available or able to serve, it is intended that such shares will be voted for such substitute nominees as may be proposed by the Board of Directors of the Company. Certain information with respect to each of the nominees is set forth below.
BACKGROUND INFORMATION

E. Townes Duncan
Mr. Duncan, 55, has been a director of the Company since May 1989. Mr. Duncan is the Chief Executive Officer of Solidus General Partner, LLC, the general partner of Solidus, a private investment firm. Mr. Duncan has been associated with Solidus or its predecessor since January 1997.

Garland G. Fritts	Mr. Fritts, 80, has been a director of the Company since December 1985. Since 1993, Mr. Fritts has been a consultant for Fry Consultants, Inc., a management consulting firm.

Brenda B. Rector
Ms. Rector, 61, has been a director since May 2004. From October 1996 until March 2004, Ms. Rector was the Vice President, Controller and Chief Accounting Officer of Province Healthcare Company, an owner and operator of acute care hospitals in non-urban markets.

J. Bradbury Reed
Mr. Reed, 69, has been a director since May 2000. Mr. Reed is an attorney with the law firm of Bass, Berry & Sims PLC and has served in various capacities with that firm since 1964. Bass, Berry & Sims PLC has served as the Company’s outside general counsel since the Company’s organization in 1971. Commencing in 2008, Mr. Reed was employed by Solidus to assist with its public securities investments, excluding its investment in the Company.

Joseph N. Steakley
Mr. Steakley, 54, has been a director since May 2004. He has served as Senior Vice President – Internal Audit of HCA Inc., an owner and operator of hospitals, since July 1999. From November 1997 to July 1999, Mr. Steakley was Vice President – Internal Audit for HCA Inc.

Lonnie J. Stout II
Mr. Stout, 62, has been a director and President and Chief Executive Officer of the Company since May 1986. Since July 1990, Mr. Stout has also served as Chairman of the Company. From 1982 to May 1984, Mr. Stout was a director of the Company, and served as Executive Vice President and Chief Financial Officer of the Company from October 1981 to May 1984.

CORPORATE GOVERNANCE
General
          The Company believes that good corporate governance is important to ensure that J. Alexander’s Corporation is managed for the long-term benefit of its shareholders. During the past year, the Company has continued to review its corporate governance policies and practices and to compare them to those suggested by various authorities on corporate governance and the practices of other public companies. The Company has also continued to review the provisions of the Sarbanes-Oxley Act of 2002, the new and proposed rules of the Commission and the applicable listing standards of The Nasdaq Stock Market LLC (“NASDAQ”).
          The Company’s Audit Committee charter can be accessed on the Company’s website at investor.jalexanders.com/corporate.htm.
Director Independence
          The Board has determined that each of the following directors and nominees will qualify as an “independent director” within the meaning of the NASDAQ listing standards.
E. Townes Duncan
Garland G. Fritts
Brenda B. Rector
J. Bradbury Reed
Joseph N. Steakley
Board Member Meetings and Attendance
          The Company strongly encourages each member of the Board of Directors to attend the Annual Meeting of Shareholders. All of the Company’s directors attended the 2008 Annual Meeting of Shareholders.
          Each of the incumbent directors of the Company attended at least 75% of the aggregate of (i) the total number of meetings held during 2008 by the Board of Directors while he or she was a director and (ii) the total number of meetings held during 2008 by all committees of the Board while he or she was a member of such committees.
          The Board of Directors of the Company held five meetings in 2008.

Board Committee Composition and Committee Functions

Committee/Current Members	Committee Functions
Audit Committee Current Members Mr. Steakley (Chair) Mr. Fritts Ms. Rector Number of Meetings held in 2008: eight
•          Oversees the financial reporting process of the Company.
•          Oversees the audits of the financial statements of the Company.
•          Reviews areas of potential significant financial risk to the Company.
•          Reviews reports from management regarding the evaluation of the effectiveness of the Company’s disclosure controls and procedures and the Company’s internal control over financial reporting.
•          Has the sole authority to select, evaluate, replace and oversee the Company’s independent registered public accounting firm.
•          Has the sole authority to approve non-audit and audit services to be performed by the independent registered public accounting firm.
•          Reviews and discusses with management and the independent registered public accounting firm the annual audited and quarterly un-audited financial statements and the Company’s disclosures provided on Form 10-Q and Form 10-K.
•          Monitors the independence and performance of the independent registered public accounting firm.
•          Provides an avenue of communications among the independent registered public accounting firm, management and the Board of Directors.
•          Has the specific responsibilities and authority necessary to comply with the NASDAQ listing standards applicable to audit committees.
•          Is comprised solely of independent directors under the NASDAQ standards of independence.
•          Has two members (Mr. Steakley and Ms. Rector) each of whom is qualified as an “audit committee financial expert” within the meaning of Commission regulations and is “financially sophisticated” within the meaning of the NASDAQ listing standards.

Compensation/Stock Option Committee Current Members: Ms. Rector (Chair) Mr. Duncan Mr. Fritts Mr. Steakley Number of Meetings held in 2008: four
•          Reviews the performance of Company officers and establishes overall executive compensation policies and programs.
•          Reviews and approves compensation elements such as base salary, bonus awards, stock option grants and other forms of long-term incentives for Company officers (no member of the committee may be a member of management or eligible for compensation other than as a director).
•          Reviews Board compensation.
•          Is comprised solely of independent directors under the NASDAQ standards of independence.

Nominating and Corporate Governance Matters
          The Company’s Board of Directors currently has no standing nominating committee, which the Board of Directors believes is appropriate, given the compact size of the Board. The Board of Directors, including each independent director, participates in the nomination process as described below.
          Candidates for nomination to the Board of Directors, including those suggested by shareholders in compliance with the Company’s charter, bylaws and applicable law, will be submitted to the Board of Directors with as much biographical information as is available and with a brief statement of the candidates’ qualifications for Board membership.
          While the Board of Directors may consider whatever factors it deems appropriate in its assessment of a candidate for board membership, candidates nominated to serve as directors will, at a minimum, in the judgment of the independent directors:
•
be able to represent the interests of the Company and all of its shareholders and not be disposed by affiliation or interest to favor any individual, group or class of shareholders or other constituency;

•	possess relevant background, skills and abilities, and characteristics that fulfill the needs of the Board at that time;

•
possess the background and demonstrated ability to contribute to the Board’s performance of its collective responsibilities, through senior executive management experience, relevant professional or academic distinction, and/or a record of relevant civic and community leadership;

•	have the highest ethical character and share the core values of the Company as reflected in the Company’s Code of Business Conduct and Ethics;

•	have a reputation, both personal and professional, consistent with the image and reputation of the Company;

•	have relevant expertise and experience, and be able to offer advice and guidance to the chief executive officer based on that expertise and experience; and

•	have the ability and the willingness to devote the necessary time and energy to exercise sound business judgment.
          The Board will preliminarily assess each candidate’s qualifications and suitability. If it is the consensus of the independent directors that a candidate is likely to meet the criteria for Board membership, the Board will advise the candidate of the Board’s preliminary interest and, if the candidate expresses sufficient interest will arrange interviews of the candidate with one or more members of the Board and request such additional information from the candidate as the Board deems appropriate. The independent directors will consider the candidate’s qualifications, the assessment of the individual’s background, skills and abilities, and whether such characteristics fulfill the needs of the Board at that time, confer and reach a collective assessment as to the qualifications and suitability of the candidate for Board membership.
          If a majority of the independent directors determine that the candidate is suitable and meets the criteria for Board membership, the candidate will be invited to meet with senior management of the Company, both to allow the candidate to obtain further information about the Company and to give management a basis for input to the Board regarding the candidate. On the basis of its assessment, and taking into consideration input from senior management, the Board will formally consider whether to recommend the candidate’s nomination for election to the Board of Directors. Approval by a majority of the independent directors will be required to recommend the candidate’s nomination.

Compensation/Stock Option Committee Matters
          The Compensation/Stock Option Committee acts on behalf of the Board of Directors to establish the compensation of executive officers of the Company and provides oversight of the Company’s compensation philosophy. The Compensation/Stock Option Committee also acts as the oversight committee with respect to the Company’s deferred compensation, stock and bonus plans covering executive officers and other senior management. In overseeing those plans, the Compensation/Stock Option Committee has the sole authority for administration and interpretation of the plans. The Compensation/Stock Option Committee has the authority to engage outside advisors to assist the Compensation/Stock Option Committee in the performance of its duties; however, the Compensation/Stock Option Committee may not delegate its authority to others.
          The Committee was composed during 2008 of four non-employee directors of the Company who were each (i) independent as defined under the NASDAQ listing standards, (ii) a non-employee director for purposes of Section 16b-3 of the Securities Exchange Act of 1934, as amended, and (iii) an outside director for purposes of Section 162(m) of the Internal Revenue Code. The Committee has been given the responsibility to assist the Board of Directors in the discharge of its fiduciary duties with respect to the compensation of the executives and other employees of the Company, including the Named Officers, and the Company’s retirement and other benefit plans. As part of the Committee’s duties, the Committee, among other things, periodically reviews the Company’s philosophy regarding executive compensation and assesses the three main elements of the Company’s compensation. The Committee reports to the Board of Directors on its activities.
          Generally, the Committee reviews the performance and compensation of the Chief Executive Officer and, following discussions with him and other advisors, if appropriate, establishes his compensation level. For the remaining Named Officers, the Chief Executive Officer makes recommendations for salary and bonus levels to the Committee that are generally approved. With respect to equity compensation awards, the Committee typically grants options based upon the initial recommendation of the Chief Executive Officer, and with additional or different terms deemed appropriate by the Committee.
          The Committee generally considers making equity awards periodically after the Committee has had an opportunity to review the Company’s financial results for the prior fiscal year and consider the Company’s expectations and projections for the current fiscal year. In some years, the Committee has granted awards at other times or has determined not to grant any awards to some executives, based on its conclusion that the awards then currently outstanding would serve to properly incentivize the executive officers.
          The Board of Directors sets non-management directors’ compensation at the recommendation of the Compensation/Stock Option Committee. See “Director Compensation.”
Code of Business Conduct and Ethics
          The Company’s Board of Directors has adopted a Code of Business Conduct and Ethics applicable to the members of its Board of Directors and officers, including the Chief Executive Officer and Chief Financial Officer. The Company’s Code of Business Conduct and Ethics may be accessed on its website at investor.jalexanders.com/corporate.htm or a copy requested by writing to the following address: J. Alexander’s Corporation, 3401 West End Avenue, Suite 260, P.O. Box 24300, Nashville Tennessee 37202. The Company will make any legally required disclosures regarding amendments to, or waivers of, provisions of the Code of Business Conduct and Ethics on its website.
Communications with Members of the Board
          Shareholders interested in communicating directly with members of the Company’s Board of Directors may do so by writing to Board of Directors, c/o Corporate Secretary, J. Alexander’s Corporation, 3401 West End Avenue, Suite 260, P.O. Box 24300, Nashville, Tennessee 37202.

EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
          The following table sets forth certain summary information for the year indicated with respect to the compensation awarded to, earned by, or paid to the Company’s Chief Executive Officer, Chief Financial Officer and the next highly compensated executive officer of the Company whose total annual compensation, exclusive of changes in pension value and nonqualified deferred compensation earnings, exceeded $100,000 (collectively, the “Named Officers”).

			Option	All Other
Name and Principal Position	Year	Salary	Awards	Compensation	Total ($)
		($)(1)	($)(2)	($)(3)(4)

Lonnie J. Stout II	2008	376,000	213,555	330,583	920,138
Chairman, President, Chief	2007	364,250	132,100	146,772	643,122
Executive Officer and Director

R. Gregory Lewis	2008	196,000	29,433	152,427	377,860
Vice President, Chief Financial	2007	189,850	16,705	63,199	269,754
Officer and Secretary

J. Michael Moore	2008	155,000	23,147	126,473	304,620
Vice President, Human Resources	2007	150,050	13,364	49,782	213,196
and Administration

(1)	Amounts shown are not reduced to reflect the Named Officers’ contributions to the Company’s 401(k) and deferred compensation plans. Amounts shown are amounts actually paid to the Named Officer during the year.
(2)	Represents amount of expense recognized for financial statement reporting purposes with respect to the indicated fiscal year in accordance with Statement of Financial Accounting Standards No. 123 (revised 2004), “Share-Based Payment” (SFAS 123R). For purposes of this calculation, the estimate of forfeitures related to service-based vesting conditions has been disregarded. For additional information on the assumptions made in the valuation for the current year awards reflected in this column, please see Note G to the Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K for the year ended December 28, 2008, which is filed with the Securities and Exchange Commission (“Form 10-K”). None of these option awards are currently in the money, based on the market price of the Company’s Common Stock as of the Record Date.
(3)	Amounts shown reflect the value to each of the Named Officers of: the expense recognized by the Company relating to the vested benefit under their Salary Continuation Agreements and Amended and Restated Salary Continuation Agreements, contributions allocated by the Company pursuant to the Company’s 401(k) and deferred compensation plans and the Employee Stock Ownership Plan, an auto allowance, reimbursements for certain auto-related expenses, the Company’s reimbursement of employee medical insurance contributions, payments received under a supplemental medical reimbursement insurance plan, payments of supplemental disability insurance premiums, tax preparation and planning services and certain other modest benefits.
(4)	The following table details for each Named Officer the expense recognized by the Company over the last two fiscal years relating to the Named Officer’s vested Salary Continuation Agreement and Amended and Restated Salary Continuation Agreement benefits. No amounts were actually paid to the employee.

Name	Expense Recognized Relating to the Vested Benefit
	Under the Salary Continuation Agreements and
	Amended and Restated Salary Continuation Agreements
	($)

Lonnie J. Stout II	300,158	(2008)
	119,880	(2007)

R. Gregory Lewis	124,108	(2008)
	39,851	(2007)

J. Michael Moore	102,001	(2008)
	23,156	(2007)

NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE
          Compensation Philosophy. The Company’s executive compensation program is administered by the Compensation/Stock Option Committee (the “Committee”) and compensates management through a combination of base salary, annual incentives and long-term incentives. The goal of the executive compensation program is to attract and retain talent through a mix of short-term and long-term incentives that reward outstanding Company and individual performance and the creation of shareholder value. Base salaries are designed to reward the executive officers’ contributions to the success of the Company. The Company’s incentive compensation, which has historically taken the form of a cash bonus program and stock options, is designed to reward both short-term and long-term strategic management and align a portion of the incentives of management with the long-term interest of shareholders. No cash bonuses were awarded for 2007 or 2008.
          Base Salary. After consideration of a review of the Chief Executive Officer’s recommendations regarding base salaries for the other Named Officers and statistics on inflation rates, the Committee established base salaries for each of the Named Officers for 2008 as set forth in the Summary Compensation Table under the heading “Salary.” These base salaries reflect moderate increases in the base salaries of each of Messrs. Stout, Lewis and Moore from 2007.
          Equity-Based Incentive Compensation. The Company has historically awarded non-qualified or incentive stock options to its executive officers under shareholder-approved plans on a periodic basis. The Committee has indicated that it awards stock options because it believes that stock options closely align employees’ interests with those of other shareholders because when the price of the Company’s stock increases from the price on the date of grant, the employee realizes value commensurate with increases to shareholder value generally.
          Stock options generally are granted to all officers and other key employees, have a seven or ten-year term and an exercise price equal to or greater than the closing market price of the shares on the date of grant. The number of options granted is based on the Committee’s conclusions on the sufficiency of the Company’s cash compensation and other benefits available to officers. Because the Committee has indicated that it believes a larger portion of more senior executives’ compensation should be tied to the Company’s performance, a larger number of options are granted to the more senior executive officers, decreasing incrementally based on position. In 2007, the Company made two grants of stock options to Mr. Stout. The Committee approved a grant of 50,000 options at an exercise price of $13.09 per share, the market price of the Company’s stock on the grant date. The Committee also approved a grant of 175,000 options at an exercise price of $15.00 per share. Additionally the Committee approved grants of 25,000 and 20,000 options at an exercise price of $13.09 per share (the market price of the Company’s stock on the date of grant) to Messrs. Lewis and Moore, respectively. In 2008, the Company made grants of 22,500 stock options to Mr. Stout, and grants of 15,000 and 10,000 options to Messrs. Lewis and Moore, respectively all at an exercise price of $6.10 (the market price of the Company’s stock on the date of the grant). All of the options granted to the Named Officers in 2007 and 2008 vest ratably over four years and have a seven-year term rather than a ten-year term.
          Employment Agreements. On December 26, 2008, J. Alexander’s Corporation (the “Company”) entered into employment agreements with Messrs. Stout, Lewis and Moore. The agreements provide that each of the Named Officers will continue to serve in their current offices and such other office or offices to which he may be appointed or elected by the Board of Directors of the Company for a term to expire on December 25, 2011. Each agreement is subject to successive one-year automatic renewals unless either party gives not less than 90 days prior written notice to the other party that it is electing not to extend the agreement. Each agreement provides for the Named Officer to continue to receive his current annual base salary as well as customary benefits, including remuneration pursuant to the Company’s cash compensation incentive plans (assuming applicable performance targets are met) or any long-term incentive award plans offered generally to executives of the Company and health insurance. Pursuant to the terms of each agreement, the Company will also reimburse the Named Officer for all reasonable business expenses incurred by such Named Officer in performance of his duties. Compensation payable under the agreements is subject to annual review by the Compensation Committee of the Board of Directors, and may be increased as the Compensation Committee deems advisable.

          Each agreement provides for certain payments upon the termination of the Named Officer’s employment. Details of these payments and obligations are discussed below under the heading “Potential Payments Upon Termination or Change in Control.” Pursuant to the terms of each of the agreements, each Named Officer is prohibited from competing with the Company during the term of his employment and for a period of one year following termination of employment if the Named Officer receives payments under the employment agreements in connection with termination without “cause” or by the Named Officer for “good reason”. The Named Officer is also subject to certain confidentiality, non-disclosure and non-solicitation provisions.
          Retirement Plans and Programs. In addition to the compensation programs described above, the Company provides its Named Officers certain retirement benefits, including participation in the Company’s 401(k) plan and a non-qualified deferred compensation plan. Each plan allows the Named Officer to defer a portion of his income from salary and bonus amounts on a pre-tax basis through contributions to the plan. The Company will match 25% of the Named Officer’s total elective contributions up to 3% of the Named Officer’s compensation for the Plan year (taking into account elective contributions to both plans). In addition, the Company maintains an Employee Stock Ownership Plan. Historically, all Company employees with at least 1,000 hours of service during the 12-month period subsequent to their hire date, or any calendar year thereafter, and who were at least 21 years of age, were eligible to participate and receive an allocation of stock in proportion to their compensation for the year. Three years of service with the Company are generally required for a participant’s account to vest. In addition, the Named Officers are each party to an Amended and Restated Salary Continuation Agreement as described below in “Potential Payments upon Termination or Change in Control”.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE
          The following table summarizes the number of outstanding equity awards held by each of the Named Officers as of December 28, 2008.

	Option Awards					Stock Awards
Name	Number	Number of	Equity	Option	Option	Number of	Market	Equity	Equity
	of	Securities	Incentive Plan	Exercise	Expiration	Shares or	Value of	Incentive	Incentive
	Securities	Underlying	Awards:	Price	Date	Units of	Shares or	Plan	Plan Awards:
	Underlying	Unexercised	Number of	($)		Stock That	Units of	Awards:	Market or
	Unexercised	Options	Securities			Have Not	Stock That	Number of	Payout Value
	Options	(#)	Underlying			Vested	Have Not	Unearned	of Unearned
	(#)	Unexercisable	Unexercised			(#)	Vested	Shares, Units	Shares, Units
	Exercisable		Unearned				($)	or Other	or Other
			Options					Rights That	Rights That
			(#)					Have Not	Have Not
								Vested	Vested
								(#)	($)

Lonnie J. Stout II	180,000	N/A		3.94	11/08/09	N/A	N/A	N/A	N/A
	40,000			9.50	12/21/15
	10,000			8.22	12/21/15
	12,500		37,500	13.09	05/15/14
	43,750		131,250	15.00	05/15/14
			22,500	6.10	07/24/15

R. Gregory Lewis	10,000	N/A		2.25	02/08/11	N/A	N/A	N/A	N/A
	10,000			9.50	12/21/15
	30,000			8.22	12/21/15
	6,250		18,750	13.09	05/15/14
			15,000	6.10	07/24/15

J. Michael Moore	6,000	N/A		2.25	02/08/11	N/A	N/A	N/A	N/A
	5,000			4.25	07/22/13
	10,000			9.50	12/21/15
	20,000			8.22	12/21/15
	5,000		15,000	13.09	05/15/14
			10,000	6.10	07/24/15

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
          Information about the Company’s equity compensation plans at December 28, 2008 was as follows:

	Number of Securities
	To be Issued upon	Weighted Average	Number of Securities
	Exercise of Outstanding	Exercise Price of	Remaining Available for
	Options, Warrants	Outstanding Options	Future Issuance under
	And Rights	Warrants and Rights	Equity Compensation Plans	(1)
Equity compensation plans approved by security holders	1,036,450	$8.62	132,716

Equity compensation plans not approved by security holders	N/A	N/A	N/A

Total	1,036,450	$8.62	132,716

(1)	Includes 57,169 shares of Common Stock available to be issued under the Company’s Amended and Restated 2004 Equity Incentive Plan and 75,547 shares available to be issued under the Company’s Employee Stock Purchase Plan.
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL
Overview
          Payments Pursuant to the Employment Agreements. Under each of the employment agreements discussed above under “Narrative Disclosure to Summary Compensation Table,” if the Company terminates the employment of the Named Officer with “cause,” or the Named Officer terminates employment without “good reason,” the Company is required to pay the Named Officer his salary, prior year bonus (if any) and benefits already earned but unpaid through the date of such termination. If the Company terminates the employment of the Named Officer without “cause,” including non-renewal by the Company or if the Named Officer resigns for “good reason,” the Named Officer will receive the foregoing and will also be entitled to receive (i) a lump sum cash payment equal to 2.00 times his base salary then in effect, (ii) a lump sum cash payment equal to 2.00 times the higher of a) the cash bonus earned the previous year or b) the average bonus earned over the last three years, (iii) health insurance benefits substantially commensurate with the Company’s standard health insurance benefits for the Named Officer and his spouse and dependents for a period of two years and (iv) certain tax reimbursement payments. For Mr. Stout and Mr. Lewis, who are also parties to Severance Benefits Agreements entitling them to 18 months’ salary upon termination by the Company without “cause” or resignation for “good reason,” the applicable severance amounts payable under the employment agreements in the event of termination without “cause” and for “good reason” are 2.99 times salary and applicable bonus, but amounts payable in such events under the employment agreements are reduced by amounts actually paid under the executive’s Severance Benefits Agreement.
          Under the employment agreements, in the event of termination without “cause” or if the Named Officer resigns for “good reason,” each in connection with a “change in control,” the Named Officer will be entitled to receive (i) a lump sum cash payment equal to 2.99 times his base salary then in effect, (ii) a lump sum cash payment equal to 2.99 times the higher of a) the cash bonus earned the previous year or b) the average bonus earned over the last three years (iii) health insurance benefits substantially commensurate with the Company’s standard health insurance benefits for the Named Officer and his spouse and dependents for a period of three years, (iv) certain tax reimbursement payments, and (v) vesting of unvested equity incentive plan awards. In the employment agreements “change in control” is defined to include (i) the acquisition of 35% or more of the combined voting power of the then outstanding securities of the Company by any person, entity or group; (ii) the change in ownership of a majority of the combined voting power of the then outstanding securities of the Company as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination transaction, sales of all or substantially all assets or contested election, or any combination of the foregoing; or (iii) a change, during any period of two consecutive years, in a majority of the Directors of the Company, unless such newly elected Directors were approved by a vote of at least two-thirds of the Directors in office at the beginning of such period.
          In addition to the payments noted above, the employment agreements provide the Named Officers upon any termination: accrued but unpaid base salary through the date of termination; accrued but unpaid vacation pay; unreimbursed employment related expenses; and any other benefits owed to the executive under the Company’s employee benefit plans and policies or applicable law. Each Named Officer is also subject to certain non-solicitation and non-competition covenants for a term of one year following termination.
          Payments Made Pursuant to the Amended and Restated Salary Continuation and Severance Benefits Agreements. In addition to the employment agreements, the Company is a party to two types of additional agreements with its Named Officers that impact the potential payments upon termination: a) the Severance Benefits Agreements and b) the Amended and Restated Salary Continuation Agreements. All of the Named Officers have individual Amended and Restated Salary Continuation Agreements with the Company. In addition, Mr. Stout and Mr. Lewis are each parties to individual Severance Benefits Agreements that provide cash payments in a lump sum of eighteen months’ salary. The amounts described below assume that terminations occurred as of December 28, 2008.
          The Amended and Restated Salary Continuation Agreements, which may be updated or replaced by new agreements from time to time, provide for a retirement benefit of 50% of the employee’s base salary on the date of his retirement on or after attaining the age of 65. For the purpose of calculating retirement benefits, base salary is determined as the greater of actual base salary on the date of termination or the average base salary for the three full fiscal years immediately preceding termination. The retirement benefit is payable over 15 years commencing within 30 days of his retirement. The same benefit is available to the beneficiaries of an employee who dies while in office, but after age of 65. The Amended and Restated Salary Continuation Agreements also provide that in the event an employee dies while in the employ of the Company before attaining the age of 65, his or her beneficiaries will receive specified benefit payments for a period of ten years, or until such time as the employee would have attained age 65, whichever period is longer. The payments in this instance are 100% of the employee’s base salary at the time of death for the first year after death and 50% of the employee’s base salary at the time of death each year thereafter in the death benefits period. The annual payment for the first year after death for Messrs. Stout, Lewis and Moore would be $376,000, $196,000 and $155,000, respectively.
          The Amended and Restated Salary Continuation Agreements also provide for a vested benefit for each officer upon termination of service with the Company for any reason other than death or retirement prior to age 65. If such termination had occurred on or prior to December 31, 2008, the employee would have been entitled to receive a designated lump sum payment. For a termination occurring on or after January 1, 2009, the vested benefit will instead be based on the employee’s base salary as of the date of termination, subject to certain minimum benefit levels. For Messrs. Stout and Lewis, the vested benefit is an annual benefit equal to the greater of fifty percent (50%) of the employee’s base salary as of the employee’s termination date or a designated minimum annual amount, each paid in equal monthly installments for a period of fifteen years commencing once the employee attains the age of 65. For Mr. Moore, the vested benefit is a lump sum payable within 30 days of termination equal to the greater of the present value as of the date of payment (using a seven percent (7%) discount rate) of fifty percent (50%) of Mr. Moore’s base salary as of the date of termination as if paid in equal monthly installments, beginning when Mr. Moore would reach age 65, for a period of 15 years or a minimum lump sum. The designated minimum payments for each employee are based on the scheduled minimum lump sum vested benefits under the Salary Continuation Agreements previously held by the officers. The amounts payable, if termination had occurred on December 28, 2008 were $1,293,307 for Mr. Stout, $440,244 for Mr. Lewis and $188,345 for Mr. Moore. Directors of the Company who are not also executive officers or employees are not parties to a Salary Continuation Agreement.
          The annual benefits payable upon retirement at age 65 for each of Mr. Stout, Mr. Lewis and Mr. Moore are currently $188,000, $98,000 and $77,500, respectively.
          Additionally, pursuant to the Severance Benefits Agreements, Mr. Stout and Mr. Lewis would receive lump sum payments representing 18 months of their salaries upon termination by the Company without “cause” or resignation by Mr. Stout or Mr. Lewis for “good reason”. Under the Severance Benefits Agreements, Mr. Stout or Mr. Lewis has “good reason” to terminate his employment if his present job responsibilities change or there is a decrease in his compensation or some other economic loss. Under the Severance Benefits Agreements, Mr. Stout and Mr. Lewis would not be entitled to severance benefits if either were terminated for “cause.” Under the Severance Benefits Agreements, the Company will have “cause” only if termination was the result of an act or acts of dishonesty by the Named Officer constituting a felony and resulting in or intended to result in substantial gain or personal enrichment at the expense of the Company. Amounts payable under the employment agreements described above are reduced by amounts actually paid under the Severance Benefits Agreements.
          The following table summarizes the payments that would be made under the employment agreements, the Amended and Restated Salary Continuation Agreements and the Severance Benefits Agreements to the Named Officers upon termination or a change in control that occurred on December 28, 2008:

		Termination by Company	Termination by Company
	Termination by Company for	Without Cause or by	Without Cause or by
	Cause; by Executive Without	Executive for Good Reason	Executive for Good Reason
	Good Reason; or the Result	not Following a Change in	Following a Change in
Name	of Disability or Death	Control	Control

Lonnie J. Stout II Employment Agreement(1)	-	$682,994	$682,994
Salary Continuation Benefits Payment(2)	$1,293,307	$1,293,307	$1,293,307
Severance Benefit Payment(3)	-	$564,000	$564,000

R. Gregory Lewis Employment Agreement(1)	-	$345,142	$345,142
Salary Continuation Benefits Payment(2)	$440,244	$440,244	$440,244
Severance Benefit Payment(3)	-	$294,000	$294,000

J. Michael Moore Employment Agreement(1)	-	$333,633	$498,782
Salary Continuation Benefits Payment(2)	$188,345	$188,345	$188,345
Severance Benefit Payment(3)	-	-	-

Total	$1,921,896	$4,141,665	$4,306,814

(1)	Termination amounts payable to each Named Officer under the Employment Agreements are payable as lump sum payments. For Messrs. Stout and Lewis, payments under their respective Employment Agreements are reduced by amounts payable under their Severance Benefits Agreements.
(2)	Assuming a termination on December 28, 2008, each Named Officer would have been eligible for a designated lump sum payment.
(3)	Termination amounts payable to Messrs. Stout and Lewis under the Severance Benefits Agreements are payable as lump sum payments. Amounts represent 18 months of base salary. Mr. Moore is not a party to a Severance Benefits Agreement.
          Upon termination by the Company without cause or by the Named Officer for good reason, or upon termination as the result of disability, each Named Officer would be eligible for certain continued health insurance benefits for him and his dependents, for a period of two years or for a period of three years upon a termination in connection with a change in control. Outstanding stock option awards would be subject to accelerated vesting upon a change in control as defined above. No payments would be made upon a change in control not involving a termination.

DIRECTOR COMPENSATION

Name	Fees Earned or	Option	Total
	Paid in Cash	Awards	($)
	($)(1)	($)(2)

E. Townes Duncan	28,500	3,616	32,116

Garland G. Fritts	40,500	3,616	44,116

Brenda B. Rector	40,500	3,616	44,116

J. Bradbury Reed	22,500	3,616	26,116

Joseph N. Steakley	40,500	3,616	44,116

(1)	As described below in the narrative, amounts represent cash payments made for a $1,250 monthly retainer fee paid to each non-employee director plus a $1,500 fee for each Board or Committee meeting that a non-employee director attends.
(2)	Represents the portion of the total value of option awards to non-employee directors recognized as expense during 2008 for financial accounting purposes under SFAS 123R. The grant date fair value for options granted in 2008 was $1,960 for each non-employee director. For additional information on the assumptions made in the valuation for the current year awards reflected in this column, please see Note G to the Consolidated Financial Statements contained in the Form 10-K.
          The above table reflects fees paid in cash in 2008 and the portion of the total value of option awards to non-employee directors recognized as expense during 2008 for financial accounting purposes under SFAS 123R. Currently each director who is not an employee of the Company receives a monthly fee of $1,250 plus a fee of $1,500 for each attended meeting of the Board or any Committee of which he or she is a member. These levels of compensation are applicable to 2008 and 2009.
          Each director who is not also an employee of the Company is eligible for grants of non-qualified stock options under the Amended and Restated 2004 Equity Incentive Plan. Generally, directors who are not employees of the Company have been awarded options to purchase 10,000 shares of Common Stock upon joining the Board and options to purchase 1,000 shares of Common Stock for each succeeding year of service, with the exercise price equal to the fair market value of the Common Stock on the date of grant. Pursuant to the terms of the Amended and Restated 2004 Equity Incentive Plan, no non-employee director is eligible for a grant of incentive stock options under the Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
          It is the practice of the Company that the terms and conditions of any related party transaction are subject to the review and approval of the Audit Committee.
          E. Townes Duncan, a director of the Company, is the chief executive officer of Solidus General Partner, LLC which is the general partner of Solidus, the Company’s largest shareholder. Pursuant to a Stock Purchase and Standstill Agreement between Solidus, LLC (a predecessor to Solidus) and the Company dated March 22, 1999, Solidus purchased 1,086,266 shares of Common Stock for $3.75 per share, for an aggregate purchase price of $4,073,497.50 and agreed to certain restrictions on its ownership, including but not limited to restrictions on its ability to sell Common Stock or hold more than 33% of the Common Stock. The Stock Purchase and Standstill Agreement, originally to expire on March 22, 2006, was amended and restated by the parties on July 31, 2005 and extended restrictions on Solidus (the “Amended and Restated Standstill Agreement”)
          The Amended and Restated Standstill Agreement was unanimously approved on behalf of the Company by the Audit Committee of the Board of Directors, which is composed of three members, all of whom are independent directors for purposes of considering a conflict of interest transaction under Tennessee corporate law and approving the transaction on behalf of the Board of Directors.
          The restrictions were to be extended quarterly or annually up to December, 2009, at the election of the Company, as long as the Company on a quarterly basis, declared and paid beginning before January 15, 2006, minimum cash dividends on its Common Stock, payable to all shareholders of the Company, of at least $0.025 per share per quarter or, at its election, on an annual basis pays aggregate dividends of $0.10 per share per twelve-month period. While the Company paid a dividend in January 2008, the Company elected to not pay the requisite dividend in 2009, and the Amended and Restated Standstill Agreement expired on January 15, 2009.
          Mr. Reed is an attorney with the law firm of Bass, Berry & Sims PLC and has served in various capacities with that firm since 1964. Bass, Berry & Sims PLC has served as the Company’s outside general counsel since the Company’s organization in 1971. Beginning in 2008, Mr. Reed was employed by Solidus to assist with its public securities investments, excluding its investment in the Company.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
          Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Commission and NASDAQ. Executive officers, directors and greater than 10% shareholders are required by regulation of the Commission to furnish the Company with copies of all Section 16(a) forms they file.
          Based solely on a review of the Forms 3, 4 and 5 and amendments thereto and certain written representations furnished to the Company, the Company believes that during the fiscal year ended December 28, 2008, its executive officers and directors complied with all applicable filing requirements.
RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
          KPMG LLP (“KPMG”) has been appointed to serve as the Company’s independent registered public accounting firm for fiscal 2009 and served as the Company’s independent registered public accounting firm for the year ended December 28, 2008.
          The Company has been informed that representatives of KPMG plan to attend the Annual Meeting. Such representatives will have the opportunity to make a statement if they desire to do so and will be available to respond to shareholders’ questions.
          Audit Fees. The aggregate fees billed to the Company by KPMG during 2008 for professional services rendered for the audit of the Company’s annual financial statements, for the reviews of the financial statements included in the quarterly reports on Form 10-Q and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings totaled $230,285. The aggregate fees billed to the Company by KPMG during 2007 for professional services rendered for the audit of the Company’s annual financial statements, for the reviews of the financial statements included in the quarterly reports on Form 10-Q and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings totaled $200,000.
          Audit-Related Fees. Fees for audit-related services were $4,150 for 2007. No audit-related fees were billed for 2008.
          Tax Fees. None.
          All Other Fees. None.
          The Company’s policies and procedures required that all audit and audit-related services for 2007 and 2008 be pre-approved by the Audit Committee, except for fees approved in advance by the Audit Committee chair and disclosed to and ratified by the Audit Committee pursuant to the Committee’s pre-approval policy for audit and permitted non-audit services.
AUDIT COMMITTEE REPORT
          The Audit Committee of the Board of Directors is comprised of three non-employee directors and operates under a written charter. The Restated Audit Committee Charter is posted on the Company’s website at investor.jalexanders.com/corporate.htm. The Audit Committee is comprised of Joseph N. Steakley (Chairman), Brenda B. Rector and Garland G. Fritts, each of whom is independent under applicable NASDAQ listing standards and Securities and Exchange Commission regulations. The Board of Directors has determined that each of Joseph N. Steakley and Brenda B. Rector is an “audit committee financial expert” as defined by the Securities and Exchange Commission, and that each of them meet the standards for independence for Audit Committee members under NASDAQ Rule 4350(d). During 2008, the Audit Committee met eight times.
          The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility to oversee (i) the integrity of the financial statements of the Company, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent registered public accounting firm’s qualifications and independence, and (iv) the performance of the Company’s independent registered public accounting firm. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm. The independent registered public accounting firm reports directly to the Audit Committee. Management has the primary responsibility for the financial statements and the reporting process, including internal control over financial reporting. The Company’s independent registered public accounting firm is responsible for planning and carrying out proper annual audits and quarterly reviews of the Company’s financial statements in accordance with standards established by the Public Company Accounting Oversight Board (United States) and expressing an opinion on the conformity of the Company’s audited financial statements with U.S. generally accepted accounting principles.
          In the performance of its oversight function, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 114 (AICPA, Professional Standards, Vol. 1, AU Section 380). In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.
          The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for its audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its audit and the evaluations of the Company’s internal control over financial reporting.
          In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 28, 2008, for filing with the Securities and Exchange Commission.
Respectfully submitted,
Joseph N. Steakley (Chair)
Garland G. Fritts
Brenda B. Rector
          The foregoing report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.
DEADLINE FOR SUBMISSION OF SHAREHOLDER PROPOSALS TO BE
PRESENTED AT THE 2010 ANNUAL MEETING OF SHAREHOLDERS
          Any proposal intended to be presented for action at the 2010 Annual Meeting of Shareholders by any shareholder of the Company must be received by the Secretary of the Company not later than December 17, 2009, in order for such proposal to be considered for inclusion in the Company’s Proxy Statement and proxy relating to its 2010 Annual Meeting of Shareholders. Nothing in this paragraph shall be deemed to require the Company to include any shareholder proposal that does not meet all the Commission’s requirements for inclusion in effect at the time.
          For other shareholder proposals to be timely (but not considered for inclusion in the Company’s Proxy Statement), a shareholder’s notice must be received by the Secretary of the Company not less than 75 days nor more than 90 days prior to April 16, 2010. For proposals that are not timely filed, the Company retains discretion to vote proxies it receives. For proposals that are timely filed, the Company retains discretion to vote proxies it receives provided (1) it includes in the Proxy Statement advice on the nature of the proposal and how the Company intends to exercise its voting discretion and (2) the proponent does not issue a proxy statement.
METHOD OF COUNTING VOTES
          Unless a contrary choice is indicated, all duly executed proxies will be voted in accordance with the instructions set forth on the proxy card. A broker non-vote occurs when a broker holding shares registered in street name is permitted to vote, in the broker’s discretion, on routine matters without receiving instructions from the client, but is not permitted to vote without instructions on non-routine matters, and the broker returns a proxy card with no vote (the “non-vote”) on the non-routine matter. Under the rules and regulations of the primary trading markets applicable to most brokers, the election of directors is a routine matter on which a broker has the discretion to vote if instructions are not received from the client in a timely manner. Abstentions and broker non-votes will be counted as present for purposes of determining the existence of a quorum. Directors will be elected by a plurality of the votes cast in the election by the holders of the Common Stock represented and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will not be counted as votes for or against any director nominee. Any other matters that may properly come before the meeting or any adjournment thereof shall be approved by the affirmative vote of a majority of the votes cast by holders of Common Stock represented and entitled to vote at the Annual Meeting, and abstentions and non-votes will have no effect on the outcome of the vote.

MISCELLANEOUS
          In certain instances, one copy of the Company’s Annual Report or Proxy Statement may be delivered to two or more shareholders who share an address. The Company will deliver promptly upon written or oral request a separate copy of the Annual Report or Proxy Statement, to a shareholder at a shared address to which a single copy of the documents was delivered. Conversely, shareholders sharing an address who are receiving multiple copies of Annual Reports or Proxy Statements may request delivery of a single copy.

Requests should be addressed to:	R. Gregory Lewis
Secretary
J. Alexander’s Corporation
3401 West End Avenue, Suite 260
P. O. Box 24300
Nashville, Tennessee 37202
(615) 269-1900
          A copy of the Company’s Annual Report is being mailed to shareholders concurrently with the mailing of this Proxy Statement. It is important that proxies be returned promptly to avoid unnecessary expense. Therefore, shareholders who do not expect to attend in person are urged, regardless of the number of shares of stock owned, to date, sign and return the enclosed proxy promptly or follow the instructions on the proxy card to vote by telephone or the Internet.
A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 28, 2008 (WITHOUT EXHIBITS) IS INCLUDED IN THE ANNUAL REPORT THAT IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT, AND A COPY WITH EXHIBITS MAY BE OBTAINED, WITHOUT CHARGE, BY ANY SHAREHOLDER TO WHOM THIS PROXY STATEMENT IS SENT, UPON WRITTEN REQUEST TO R. GREGORY LEWIS, SECRETARY, J. ALEXANDER’S CORPORATION, P.O. BOX 24300, NASHVILLE, TENNESSEE 37202.
Date: April 16, 2009

J. ALEXANDER’S CORPORATION
EMPLOYEE STOCK OWNERSHIP PLAN PARTICIPANT VOTING INSTRUCTION FORM

This Voting Instruction Form is tendered to direct Independence Trust Company, (the “Trustee”), as Trustee of the J. Alexander’s Corporation Employee Stock Ownership Plan (“ESOP”), as to the manner in which all allocated shares in the ESOP account of the undersigned (the “Voting Shares”) shall be voted at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at J. Alexander’s Restaurant, 2609 West End Avenue, Nashville, Tennessee 37203 on Tuesday, May 19, 2009, at 9:00 a.m., local time, and any adjournments or postponements thereof.

The undersigned hereby directs the Trustee to vote all Voting Shares of the undersigned as shown below on this Voting Instruction Form at the Annual Meeting.

(1)	Election of Directors: The Board of Directors recommends a Vote FOR all the nominees listed.

☐	FOR all of the following nominees (except as indicated to the contrary below):
       T. Duncan, G. Fritts, B. Rector, B. Reed, J. Steakley and L. Stout II.

       To withhold authority to vote for any individual nominee, please print name or names below:

☐	WITHHOLD AUTHORITY to vote for all nominees.

(2)	And in the Trustee’s discretion, the Trustee is entitled to act on any other matter which may properly come before said meeting or any adjournment thereof.
(Continued and to be signed on reverse side)

(Continued from other side)
IMPORTANT: Please mark, date and sign this Voting Instruction Form and return it to the Trustee of the J. Alexander’s Corporation Employee Stock Ownership Plan, Independence Trust Company, PO Box 682188, Franklin, Tennessee 37068-2188 by May 14, 2009.

A stamped and addressed envelope is enclosed for your convenience. Your Voting Instruction Form must be received by the Trustee by May 14, 2009.

Your shares will be voted by the Trustee in accordance with your instructions. If no choice is specified, your shares will be voted FOR the nominees in the election of directors.

PLEASE SIGN, DATE AND RETURN PROMPTLY

Date:   , 2009

Please sign exactly as your name appears at left. If registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys, and corporate officers should show their full titles.
If your address has changed, please PRINT your new address on this line.

. NNNNNNNNNNNN NNNNNNNNNNNNNNN C123456789 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext MR A SAMPLE DESIGNATION (IF ANY) 000000000.000000 ext 000000000.000000 ext ADD 1 Electronic Voting Instructions ADD 2 ADD 3 You can vote by Internet or telephone! ADD 4 Available 24 hours a day, 7 days a week! ADD 5 Instead of mailing your proxy, you may choose one of the two voting ADD 6 methods outlined below to vote your proxy. NNNNNNNNN VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 19, 2009. Vote by Internet · Log on to the Internet and go to www.investorvote.com/tickersymbol
· Follow the steps outlined on the secured website. Vote by telephone · Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call. Using a black ink pen, mark your votes with an X as shown in X • Follow the instructions provided by the recorded message. this example. Please do not write outside the designated areas. Annual Meeting Proxy Card 123456 C0123456789 12345 3 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 A Election of Directors — The Board of Directors recommends a vote FOR all the nominees listed. 1. Nominees: 01 — T. Duncan 02 — G. Fritts 03 — B. Rector 04 — B. Reed 05 — J. Steakley 06 — L. Stout II + Mark here to vote FOR all nominees Mark here to WITHHOLD vote from all nominees 01 02 03 04 05 06 For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right. 2. And in their discretion on any other matter which may properly come before said meeting or any adjournment or postponement thereof. B Non-Voting Items Change of Address — Please print new address below. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as your name appears above. If registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys, and corporate officers should show their full titles. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND NNNNNNN1 U P X 0 1 6 8 7 0 1 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + <STOCK#> 00VWMB
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3 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 Proxy — J. ALEXANDER’S CORPORATION PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON TUESDAY, MAY 19, 2009 The undersigned hereby appoints Lonnie J. Stout II and R. Gregory Lewis, and each of them, as proxies, with full power of substitution, to vote all shares of the undersigned as shown on the reverse side of this proxy at the Annual Meeting of Shareholders of J. Alexander’s Corporation to be held at J. Alexander’s Restaurant, 2609 West End Avenue, Nashville, Tennessee, 37203 on Tuesday, May 19, 2009, at 9:00 a.m., local time, and any adjournments or postponements thereof. If no choice is specified, your shares will be voted FOR the nominees in the election of directors. Regardless of whether you plan to attend the Annual Meeting of Shareholders, you can be sure your             shares are represented at the meeting by promptly returning your proxy in the enclosed envelope. PLEASE MARK, SIGN, AND DATE YOUR PROXY ON THE REVERSE SIDE, AND RETURN IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RETURN IT TO: COMPUTERSHARE INVESTOR SERVICES, PO BOX 43102, PROVIDENCE, RI 02940-5067.